CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 13, 2005

Date of Report
Date of Earliest Event Reported)

SYSTEMS EVOLUTION, INC.

(Exact name of registrant as specified in its charter)

IDAHO (State or other jurisdiction of incorporation)	000-31090 (Commission File Number)	82-0291029 (IRS Employer Identification No.)

10777 Westheimer Road, Suite 810, Houston, Texas 77042

(Address of principal executive offices (zip code))

(713) 979 - 1600

 (Registrant’s telephone number, including area code)

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Lopez, Blevins, Bork & Associates, L.L.P. (“LBB") resigned on April 13, 2005 as Systems Evolution, Inc.’s independent auditors. LBB’s audit report dated August 24, 2004 on Systems Evolution Inc.'s balance sheet of as of May 31, 2004, and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that Systems Evolution Inc. has suffered recurring losses and its need to raise additional capital that raise substantial doubt about its ability to continue as a going concern.

In connection with the audit of Systems Evolution's financial statements, and in the subsequent interim period, there were no disagreements with LBB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of LBB, would have caused LBB to make reference to the matter in their report. Systems Evolution Inc. has requested LBB to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 13, 2005 is filed as Exhibit 16 to this Form 8-K. Malone & Bailey, PC was re-engaged on April 13, 2005 as Systems Evolution Inc.'s principal accountant to audit the financial statements of Systems Evolution Inc. The decision to change accountants was approved by the Board of Directors.

Malone & Bailey was previously engaged to audit Systems Evolution’s financial statements for each of the years ended May 31, 2004 and 2003, and their audit report was dated July 15, 2004. Systems Evolution had originally changed to LBB to follow a resigning partner who left Malone & Bailey to co-found LBB on August 1, 2004. Systems Evolution hired LBB on August 20, 2004. That partner has subsequently left that firm so Systems Evolution returned to Malone & Bailey.

During the period from August 20, 2004 through the date hereof, neither Systems Evolution nor anyone on its behalf consulted with Malone & Bailey regarding either the application of accounting principles to a specified transaction, either completed or proposed, nor has Malone & Bailey provided to Systems Evolution a written report or oral advice regarding such principles or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with Systems Evolution Inc.'s former accountant.

Systems Evolution has requested Malone & Bailey review the disclosure in this report on Form 8-K and provided Malone & Bailey the opportunity to furnish Systems Evolution with a letter addressed to the Commission containing any new information, clarification of Systems Evolution Inc.'s expression of its views, or the respects in which Malone & Bailey does not agree with the statements made by Systems Evolution in this report. Malone & Bailey has advised Systems Evolution that no such letter need be issued.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	EXHIBITS

16.1	Letter from Lopez, Blevins, Bork & Associates, LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Systems Evolution Inc.

By: /s/ Robert C. Rhodes

Robert C. Rhodes
Chief Executive Office

Dated: April 13, 2005

Exhibit 16.1

April 13, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Systems Evolution Inc.
Commission File Number 000-31090

We have read the statements that we understand Systems Evolution Incorporated will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Very truly yours,

Lopez, Blevins, Bork & Associates, L.L.P.